SUB-ITEM 77I TERMS OF NEW OR AMENDED SECURITIES

Incorporated by reference to exhibit (n) to Post-Effective Amendment No. 2 to the Registrant's registration statement filed on Form Type 485BPOS on December 29, 2000 (Accession Number 0001127563-00-000034).